REVOLVING NOTE AGREEMENT	12 Months Ended
Dec. 31, 2022
Revolving Note Agreement
REVOLVING NOTE AGREEMENT

Note 8 - REVOLVING NOTE AGREEMENT

On October 6, 2021, the Company entered into a revolving note agreement with a lender to borrow up to $8,000. The borrowing amount is limited and based on the lesser of maximum principal amount of $8,000 and the sum equal to 80% of eligible accounts receivable and 50% of eligible inventory. Interest on each advance shall accrue at the prime rate announced by US Bank from time to time, as and when such rate changes. The revolving credit amount is collateralized by all assets of the Company. The Company drew an initial amount of $5,000 under the facility, which it subsequently re-paid and the revolving note was terminated as a closing condition of the 2021-6 Notes.